SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 19, 2011 (July 15, 2011)

Tri-Valley Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-31852	94-1585250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4927 Calloway Drive
Bakersfield, California 93312
(Address of principal executive office)

Issuer's telephone number:  661-864-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 15, 2011, Tri-Valley Corporation (the “Company”) and Mr. James C. Kromer entered into an Executive Retirement Agreement and General Release (“Executive Agreement and Release”), pursuant to which Mr. Kromer resigned from all positions with the Company, including as Vice President of Operations, and from all Company subsidiary positions.  Mr. Kromer’s resignation is effective as of July 15, 2011, subject to a seven-day “cooling off” period, during which period Mr. Kromer shall have the right to revoke his resignation and be restored to all positions with the Company.

Pursuant to the Executive Agreement and Release, on July 18, 2011, the Company paid Mr. Kromer $46,500, less applicable withholdings, subject to return to the Company if Mr. Kromer revokes his resignation.  In addition, following the expiration of the seven-day cooling off period, the Company will pay Mr. Kromer an additional $46,500, payable pro rata in semi-monthly installments, less applicable withholdings, beginning on July 31, 2011, and each pay period thereafter until October 15, 2011.

In exchange for Mr. Kromer’s surrender of all outstanding Company issued stock options, the Executive Agreement and Release provided for a grant to Mr. Kromer of a three-year Warrant to purchase 75,000 shares of Company common stock at a purchase price of $0.58 per share, the closing price of the common stock on July 15, 2011, as reported on the NYSE Amex.  The Warrant is subject to forfeiture if Mr. Kromer revokes his resignation within the seven-day cooling off period, referenced above.

Mr. Kromer’s day-to-day responsibilities for oil and gas operations have been assumed by Mr. Maston N. Cunningham, Tri-Valley’s President and CEO until such time a replacement for Mr. Kromer is named.

The foregoing summaries of the Warrant and Executive Agreement and Release are qualified in their entirety by reference to the Warrant and Executive Agreement and Release, which are filed as Exhibits 4.1 and 10.1, respectively, to this Current Report, and are incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

4.1	Warrant to Purchase Common Stock

10.1	Executive Retirement Agreement and General Release with James C. Kromer, effective as of July 15, 2011

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI-VALLEY CORPORATION

Date: July 19, 2011	/s/ Maston N. Cunningham
Maston N. Cunningham, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

4.1	Warrant to Purchase Common Stock

10.1	Executive Retirement Agreement and General Release with James C. Kromer, effective as of July 15, 2011